UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2011

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File No.)	77-0191793 (I.R.S. Employer Identification No.)

601 McCarthy Boulevard, Milpitas, California  95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07	Submission of Matters to a Vote of Security Holders.
SIGNATURE

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2011, stockholders of SanDisk Corporation (the “Company”) approved amendments to the Company’s Amended and Restated 2005 Incentive Plan, the Company’s Amended and Restated 2005 Employee Stock Purchase Plan and the Company’s Amended and Restated 2005 International Employee Stock Purchase Plan (collectively referred to as the “Plans”).  Among other things, the amendments to the Plans increase the number of shares of the Company’s common stock reserved for awards under each of the Plans.  The Plans and a summary of the material changes are described in the Company’s proxy statement for the Company’s 2011 Annual Meeting, which was filed with the Securities and Exchange Commission on April 20, 2011.  The descriptions of the Plans in the proxy statement are qualified in their entirety by reference to the full text of the Plans, which were filed as Annex A and Annex B of the proxy statement and are incorporated herein by reference.

Item 5.07                 Submission of Matters to a Vote of Security Holders.

On June 7, 2011, the Company held its 2011 Annual Meeting of Stockholders.  The final results for each of the matters submitted to the stockholders at the 2011 Annual Meeting of Stockholders are as follows:

Proposal 1. Election of Directors.  The Company’s stockholders elected the following 8 individuals for the ensuing year and until his or her respective successors are duly elected and qualified:

	Shares For	Votes Withheld	Broker Non-Votes
Michael E. Marks	161,272,083	4,710,085	32,235,528
Kevin DeNuccio	161,839,431	4,142,737	32,235,528
Irwin Federman	158,007,256	7,974,912	32,235,528
Steven J. Gomo	161,857,719	4,124,449	32,235,528
Eddy W. Hartenstein	160,767,810	5,214,358	32,235,528
Dr. Chenming Hu	161,313,913	4,668,255	32,235,528
Catherine P. Lego	161,912,619	4,069,549	32,235,528
Sanjay Mehrotra	164,619,854	1,362,314	32,235,528

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm For the Fiscal Year Ending January 1, 2012.  The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2012.

For	Against	Abstain
193,073,746	5,029,087	114,863

Proposal 3. Approval of Amendments to the Company’s 2005 Incentive Plan.  The Company’s stockholders approved the amendments to the Company’s 2005 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
140,684,912	23,877,322	1,419,934	32,235,528

Proposal 4. Approval of Amendments to the Company’s 2005 Employee Stock Purchase Plans.  The Company’s stockholders approved the amendments to the Company’s 2005 Employee Stock Purchase Plans.

For	Against	Abstain	Broker Non-Votes
162,252,370	2,386,858	1,342,940	32,235,528

Proposal 5. Advisory Resolution on Executive Compensation.  The Company’s stockholders approved the advisory resolution on executive compensation.

For	Against	Abstain	Broker Non-Votes
137,679,261	26,938,821	1,364,086	32,235,528

Proposal 6. Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.  The Company’s stockholders approved holding future advisory votes on executive compensation every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
146,480,893	359,838	17,799,046	1,342,391	32,235,528

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2011
SANDISK CORPORATION

	By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial and Accounting Officer)